UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33672 (Commission File Number)	52-2007292 (IRS Employer Identification No.)

5800 Armada Drive, Suite 210 Carlsbad, California (Address of Principal Executive Offices)		92008 (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously announced, on April 27, 2021, pursuant to the Agreement and Plan of Merger, dated as of December 16, 2020, by and among Palisade Bio, Inc., formerly known as Seneca Biopharma, Inc. (the “Company”), Leading Biosciences, Inc. (“LBS”) and Townsgate Acquisition Sub 1, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), the Company completed the merger transaction with LBS, pursuant to which Merger Sub merged with and into LBS, with LBS surviving such merger as a wholly owned subsidiary of the Company (the “Merger”). In addition, as previously announced, immediately prior to the Merger, the Company and LBS completed a private placement transaction (the “Pre-Merger Financing”) with Altium Growth Fund, LP (the “Investor”) pursuant to that certain Securities Purchase Agreement, by and among the Company, LBS and the Investor, dated December 16, 2020, as amended (the “Securities Purchase Agreement”), for an aggregate purchase price of $20.0 million.

Issuance of Stock and Warrant to Ecoban Securities, LLC (“Ecoban”)

In connection with the closing of the Merger and the Pre-Merger Financing, on May 25, 2021, the Company issued to Ecoban (i) a warrant to purchase 18,353 shares of the Company’s common stock (“Common Stock”) at a price of $17.72 per share (the “Ecoban Warrant”) and (ii) 118,833 shares of Common Stock (the “Ecoban Shares”), as payment for a success fee for closing the Merger and Pre-Merger Financing.

The Ecoban Warrant and Ecoban Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Ecoban represented to the Company that it is an “accredited investor” as defined in Regulation D of the Securities Act and that the Ecoban Warrant and Ecoban Shares were acquired solely for Ecoban’s own account and for investment purposes and not with a view to the future sale or distribution.

Issuance of Equity Warrant

On May 20, 2021, pursuant to the terms of the Securities Purchase Agreement, the Company issued to the Investor a warrant to purchase 4,995,893 shares of Common Stock at a price of $5.53 per share (the “Equity Warrant”). The Equity Warrant is immediately exercisable and will have a term of five years from the date all of the shares underlying the Equity Warrant have been registered for resale. The exercise price and number of shares underlying the Equity Warrant may be subject to adjustment, if any, following each of the 45th, 90th and 135th days following April 27, 2021, as more fully described in the section titled “Agreements Related to the Merger—Pre-Merger Financing” in the Company’s prospectus/definitive proxy statement filed with the U.S. Securities and Exchange Commission on February 12, 2021.

The Equity Warrant is not registered under the Securities Act or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. The Investor represented to the Company that it is an “accredited investor” as defined in Regulation D of the Securities Act and that the Equity Warrant was acquired solely for the Investor’s own account and for investment purposes and not with a view to the future sale or distribution.

Amendment of Promissory Notes and Issuance of New Warrants

In 2020, LBS issued and sold to certain holders (the “Noteholders”) (i) unsecured promissory notes in the aggregate principal amount of $0.6 million with an interest rate of 10% per annum and (ii) warrants to purchase an aggregate of 70,000 shares of common stock of LBS at an exercise price of $0.73 per share (the “Old Warrants”). In connection with the Merger, the Old Note Warrants automatically converted into warrants to purchase an aggregate of 1,904 shares of Common Stock at a purchase price of $26.84 per share.

On May 25, 2021, the Company, LBS and the Noteholders amended the Notes to extend the maturity date of the Notes to November 15, 2021 (the “Notes Amendment”). In connection with the Notes Amendment, the Old Warrants were canceled, and the Company issued warrants to the Noteholders to purchase an aggregate of 8,000 shares of Common Stock at a purchase price of $6.00 per share (the “New Warrants”).

The New Warrants are not registered under the Securities Act or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each Noteholder represented to the Company that it is an “accredited investor” as defined in Regulation D of the Securities Act and that the New Warrants were acquired solely for each Noteholder’s own account and for investment purposes and not with a view to the future sale or distribution.

Item 8.01	Other Events.

In connection with the closing of the Pre-Merger Financing and Merger, 3,977,676 shares of Common Stock (the “Additional Shares”) were deposited into escrow for the benefit of the Investor if 85% of the average of the five lowest volume-weighted average trading prices of a share of Company Common Stock as quoted on the Nasdaq Capital Market during the 10 trading day ending on the 16th trading day following the Effective Time, divided by five, is lower than the per share Purchase Price (as defined in the Securities Purchase Agreement) or if the five lowest weighted average prices of Common Stock during the 10 trading day period ending on each of the 45th, 90th and 135th days following April 27, 2021, divided by five, is lower than the per share Purchase Price, then, in each case, the Investor will be issued such number of Additional Shares equal to the Purchase Price divided by the lowest of such weighted average prices.

As of the first reset, pursuant to the terms of the Securities Purchase Agreement, 3,670,001 shares of the Additional Shares were disbursed to the Investor, subject to the Investor instructing the escrow agent to release such shares from escrow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Palisade Bio, Inc.

By:	/s/ Thomas M. Hallam
Name:	Thomas M. Hallam
Title:	Chief Executive Officer

Date: May 26, 2021